(ICON)
Prudential
Small-Cap
Quantum
Fund, Inc.

SEMI
ANNUAL
REPORT

Sept. 30, 1999

(LOGO)

A Message from the Fund's President                           November 18, 1999
(PHOTO)

Dear Shareholder,
Prudential Small-Cap Quantum Fund had a very strong 10.5% gain for the six months ended September 30, 1999, due to a turn in the market and improvements in our strategy. In the first half of our reporting period, investors had a dramatic change of heart about small-cap stocks. The Standard & Poor's 600 Small Capitalization Stock Index (S&P SmallCap 600 Index) surged 15% in the second quarter of 1999, twice the gain of the large-cap Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Although both indexes fell in the second half of our reporting period, small-cap stocks held their prices better, leaving a very respectable 9.8% gain for the S&P SmallCap 600 Index over six months, while large-caps were essentially flat. Moreover, our Fund beat both the Index return and the Lipper Small-Cap Value Fund Average.

Our superior performance was due in large part to changes in our investment process that were approved by the Fund's Board of Directors in May 1999. We enhanced our quantitative model's treatment of growth stocks, correcting a weakness in our previous strategy. We also increased our capitalization range so we could hold growing companies longer. These changes made a strong contribution to our return in the current reporting period. In addition, we removed the limit on the number of different stocks we hold, which helps us stay close to the S&P SmallCap 600 Index in risk characteristics, and also reduces our exposure to any single stock. On September 30, 1999, only one of our 307 holdings exceeded 1.5% of our assets.

New benchmark peer group
Our benchmark in this report reflects the new categories for mutual funds introduced by Lipper, Inc. in September 1999. Funds now are classified by their actual holdings instead of by their objectives; small-cap funds are in either a value, growth, or core peer group. Although we are broadly diversified on many risk characteristics, our investment process tilts toward value stocks, so we were placed in the small-cap value group. However, our outperformance in this group was driven by the strong performance of our growth stocks.

The following Fund Manager's report discusses in greater detail how the changes in our investment process affected the performance of Prudential Small-Cap Quantum Fund.

Sincerely,

John R. Strangfeld
President
Prudential Small-Cap Quantum Fund, Inc.

Performance Review

(PHOTO)
John Leib
Fund Manager

Investment Goals and Style
Prudential Small-Cap Quantum Fund seeks long-term capital appreciation. We use quantitative investment techniques to buy primarily the stocks of U.S. companies with market capitalizations like those of the S&P SmallCap 600 Index. The Fund invests in a broadly diversified portfolio based on the rankings of the Small-Cap Quantitative Valuation (QV) model developed at Prudential Securities, among others. Computer-aided portfolio construction helps improve the risk/reward profile of our holdings, but there can be no assurance that the Fund will achieve its investment objective. Smaller-company stocks historically have often performed very differently from stocks of large companies, and so can help diversify a stock portfolio.

Adjusting to new conditions
As we described in our annual report dated March 31, 1999, we are in a very unusual investment environment. The performance gap between large- and small-cap stocks has been historically wide; among small-cap stocks, value stocks trailed growth stocks last year by the widest margin since 1980. In these unusual markets, our stock valuation model did not perform as well as we had expected.

In response, we asked the Board of Directors to remove certain investment policy limits on our investment processes to try to reduce the gap between our return and our benchmark--the S&P SmallCap 600 Index. Our goal was to be able to approximate the risk profile--the market cap and industry sector composition--of the S&P SmallCap 600 Index, while holding stocks whose likelihood of price appreciation is significantly greater. Our primary tool still is the QV model, developed by Prudential Securities to pull together, in a single formula, eight indicators that their research showed to be effective in predicting stock performance. These include measures of how expensive the stock is, how its profitability is changing, and whether its earnings reports contain either positive or negative surprises for analysts. The various indicators are weighted to compute a single score or rank, ranging from 1 (strong buy) to 5 (strong sell). We use these rankings to determine the relative attractiveness of small-cap stocks in our universe. The QV model favors value--or inexpensive--stocks.

We developed a new quantitative model to rank rapidly growing companies whose share prices may not be inexpensive on traditional value criteria, but whose exceptional earnings growth provides a different rationale for purchase. Over the six months ended September 30, 1999, our selection among high price/earnings, high price-to-book value, and high

Liquidity
Recently, liquidity--the ease with which an investor can sell a stock--has been a problem in the small-cap markets. Prudential Small-Cap Quantum Fund is in a better position now that we hold a larger number of stocks, because the average size of our holdings in any one company is less. Moreover, our new procedures give us more flexibility, so we are more able to find a stock that is readily marketable and also fits our sector and quality targets.

earnings growth stocks accounted for our superior performance. Our growth-stock revisions appear to have worked.

Other changes in tactics
Because we can now draw from a larger number of attractive stocks and can hold more companies at the same time, we trade more frequently, correcting drifts from sector and risk characteristics of the S&P SmallCap 600 Index while moving the portfolio toward the most attractive stocks. Relative to the S&P SmallCap 600 Index, our greatest emphasis at the end of our reporting period was on finance and consumer cyclicals. To a smaller extent, we invested in consumer staples and technology. We de-emphasized healthcare, capital spending, and basic industry. Under our former limits, we would have had difficulty finding attractive stocks in the high-performing small-cap technology sector.

Strategies that are successful with value stocks often are not with growth stocks and vice versa, but stocks that don't look particularly promising in either discipline can be the worst choices. Although Prudential Small-Cap Quantum Fund's investment process is predominantly a value style, you gain some of the benefit of a growth strategy as well.


Performance at a Glance

Cumulative Total Returns1                                    As of 9/30/99
                                     Six          One               Since
                                    Months        Year            Inception2
Class A                             10.48%        5.40%            -16.44%
Class B                             10.19         4.66             -17.62
Class C                             10.19         4.66             -17.62
Class Z                             10.72         5.78             -16.01
Lipper Small-Cap Value
Fund Avg.3                          10.04        12.33              -7.82

Average Annual Total Returns1                                As of 9/30/99
                                                  One              Since
                                                  Year           Inception2
Class A                                           0.13%            -11.52%
Class B                                          -0.34             -12.12
Class C                                           2.62             -10.25
Class Z                                           5.78              -8.84

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 11/10/97.

3 Lipper average returns are for all funds in each share class for the six-month, one-year, and since-inception period in the Small-Cap Value Fund category. Small-Cap Value funds, by portfolio practice, invest at least
75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P SmallCap 600 IndexR. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors.
These funds will normally have a below-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. The Lipper average is unmanaged.

R S&P is a registered trademark of the Standard & Poor's Corporation.
-------------------------------------------------------------------------------
                               1

Review Cont'd.

We have been in unusual times
         (GRAPH)

The Russell 2000 Growth Index comprises securities in the Russell 2000 Index with a greater-than- average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios.

The Russell 2000 Value Index comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios.

The S&P 500 Index, composed of stocks representing approximately 80% of the total market value of all publicly traded U.S. common stocks, is widely regarded as representative of the performance of U.S. large-cap stocks.

The performance cited does not represent the performance of Prudential Small-Cap Quantum Fund. The total return values include reinvestment of all dividends. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Source: Prudential Investments, Standard & Poor's, and Frank Russell Company.

Looking Ahead
We have been operating in a hostile investing environment: it is unfriendly to small-cap stocks and also to the value style. As the chart above shows, value stocks are trailing growth stocks by margins not seen in 20 years. Our strong gains came in the second quarter of 1999, when investors had a flash of confidence in the revival of global economic growth and looked to the bargain-priced stocks of companies that would benefit from it. We believe that as the growth of Asian and European economies continues to accelerate, the investment climate will become more like it was last spring. We held our own over a reporting period in which the QV model's value emphasis worked against us. We are optimistic about our performance when it turns in our favor again.

Five Largest Holdings
Expressed as a percentage of net assets
as of 9/30/99

US Freightways Corp.               1.6%
Trucking/Shipping
Cullen/Frost Bankers, Inc.         1.4
Regional Banks
Hudson United Bancorp.             1.3
Regional Banks
Canandaigua Brands, Inc.           1.2
Beverages
Jack In the Box, Inc.              1.2
Restaurants

Portfolio Composition
Expressed as a percentage of net assets
as of 9/30/99

Technology                         21%
Finance                            18
Consumer Services                  15
Basic Industries                   10
Consumer Cyclicals                  8
Healthcare                          7
Business Services                   6
Energy                              5
Consumer Staples                    3
Utilities                           3
Capital Spending                    2
Cash & Equivalents                  2
-------------------------------------------------------------------------------
                               2

Portfolio of Investments as of September 30, 1999
(Unaudited)                             PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.5%
COMMON STOCKS
------------------------------------------------------------
Basic Industries--10.3%
     600    AAR Corp.                             $     10,800
  21,600    Alaska Air Group, Inc.                     878,850
     400    Alliant Techsystems, Inc.(a)                27,725
  79,900    AMCOL International Corp.                1,178,525
   9,300    American Freightways Corp.                 169,144
   1,800    Armor Holdings, Inc.                        19,575
  59,300    Building Materials Holdings Corp.          593,000
   7,700    Castle (A.M.) & Co.                         97,213
  28,100    Commercial Intertech Corp.                 338,956
  13,600    Commercial Metals Co.                      391,000
   2,800    Gibraltor Steel Corp.                       58,975
     200    Hughes Supply Inc.                           4,350
  80,200    JLG Industries, Inc.                     1,218,037
  21,100    Landstar Systems, Inc.(a)                  733,225
   8,900    Lilly Industries, Inc.                     121,263
  11,900    Mueller Industries, Inc.(a)                353,281
  57,700    Oregon Steel Mills, Inc.                   645,519
  15,800    Paxar Corp.                                152,075
  20,500    Pentair, Inc.                              822,562
  18,600    Precision Castparts Corp.                  567,300
   7,050    Reliance Steel & Aluminum Co.              148,050
  48,000    Republic Group, Inc.                       669,000
   4,900    Roanoke Electric Steel Corp.                85,750
   5,700    Rock-Tenn Co.                               82,294
  21,400    Schulman (A.), Inc.                        370,487
  33,800    Skywest, Inc.                              741,487
  33,000    Texas Industries, Inc.                   1,221,000
   2,600    Universal Forest Products, Inc.             33,963
  45,600    USFreightways Corp.                      2,160,300
   7,700    Werner Enterprises, Inc.                   135,713
   4,400    West Pharmaceutical Services, Inc.         166,925
   3,700    Yellow Corp.(a)                             61,281
                                                  ------------
                                                    14,257,625
------------------------------------------------------------
Business Services--5.8%
     600    ABM Industries, Inc.                        15,225
   3,600    CDI Corp.(a)                                98,325
  13,600    Henry Jack & Associates, Inc.(a)           502,350
  23,100    Interim Services, Inc.(a)             $    378,262
  18,300    Labor Ready, Inc.(a)                       184,144
  20,200    Lason, Inc.(a)                             899,531
  14,900    Lightbridge, Inc.(a)                       293,344
   1,300    MAXIMUS, Inc.(a)                            38,919
  10,400    NCO Group, Inc.(a)                         488,800
  11,700    Price Communications Corp.(a)              293,231
  19,600    Profit Recovery Group
              International, Inc.(a)                   874,650
  12,400    Right Management Consultants,
              Inc.(a)                                  139,500
  10,400    Sei Investments Co.                        928,525
  29,000    Staffmark, Inc.(a)                         230,188
   5,400    Standard Register Co.                      126,900
   4,700    UniFirst Corp.                              64,625
  27,600    Valassis Communications, Inc.(a)         1,212,675
  14,700    Wackenhut Corrections Corp.(a)             196,613
   6,700    Wallace Computer Services, Inc.            135,675
  18,100    World Fuel Services Corp.                  176,475
  15,100    Zebra Technologies Corp.(a)                686,578
                                                  ------------
                                                     7,964,535
------------------------------------------------------------
Capital Spending--2.0%
   6,500    Cable Design Technologies Corp.            148,281
   5,300    Graco, Inc.                                173,906
     600    LSI Industries, Inc.                        13,725
  23,200    Manitowoc Co., Inc.                        791,700
   3,500    New Horizons Worldwide, Inc.(a)             55,563
   8,300    Ocular Sciences, Inc.(a)                   160,813
   3,300    RTI International Metals, Inc.(a)           33,000
  28,700    SPS Technologies, Inc.(a)                1,088,806
  15,000    Superior Telecom, Inc.                     209,062
   3,300    URS Corp.                                   80,850
   5,400    Watsco, Inc.                                61,425
                                                  ------------
                                                     2,817,131
------------------------------------------------------------
Consumer Cyclical--7.8%
  32,900    Arvin Industries, Inc.                   1,017,844
     200    Bassett Furniture Industries, Inc.           3,800
   3,500    Carlisle Companies, Inc.                   138,250

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of September 30, 1999
(Unaudited)                             PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Consumer Cyclical (cont'd.)
  62,400    Champion Enterprises, Inc.            $    561,600
  70,600    D.R. Horton, Inc.                          913,388
  67,400    Intermet Corp.                             570,794
  57,400    Kaufman & Broad Home Corp.               1,183,875
   7,900    Kimball International, Inc.
              (Class 'B' Stock)                        152,075
   6,500    La-Z-Boy, Inc.                             123,906
  58,000    Lennar Corp.                               924,375
  63,900    Lo Jack Corp.(a)                           529,172
  43,900    MascoTech, Inc.                            710,631
  48,900    Meritor Automotive, Inc.                 1,020,787
   1,100    Monaco Coach Corp.                          26,813
   8,600    Myers Industries, Inc.                     152,650
     200    Oneida Ltd.                                  4,763
  33,000    Pulaski Furniture Corp.                    499,125
  49,650    Smith AO Corp.                           1,501,912
   4,400    Standard Motor Products, Inc.               85,525
  22,500    Tower Automotive, Inc.(a)                  445,781
   8,900    Wabash National Corp.                      180,781
                                                  ------------
                                                    10,747,847
------------------------------------------------------------
Consumer Services--15.0%
   4,600    Aaron Rents, Inc.                           79,350
  32,200    ADVO, Inc.                                 641,988
   3,500    Anchor Gaming                              208,250
   8,800    AnnTaylor Stores Corp.(a)                  359,700
  86,400    Arctic Cat, Inc.                           826,200
   3,800    Ben & Jerry's Homemade, Inc.(a)             65,313
   8,000    Buffets, Inc.(a)                            93,000
  44,400    Cato Corp.                                 625,763
  33,860    CKE Restaurants, Inc.                      245,485
  24,800    Claire's Stores, Inc.                      410,750
   9,600    CPI Corp.                                  328,200
   7,300    Department 56, Inc.(a)                     174,744
  22,400    Dress Barn, Inc.(a)                        410,900
  15,600    Ethan Allen Interiors, Inc.                496,275
   3,800    Extended Stay America, Inc.(a)              34,200
  63,800    Jack in the Box, Inc.(a)                 1,591,012
   6,600    Footstar, Inc.(a)                          232,650
  32,600    Genesco, Inc.(a)                           407,500
     900    Goody's Family Clothing, Inc.(a)             7,256
  32,100    Group 1 Automotive, Inc.              $    587,831
  15,400    Guilford Mills, Inc.                       132,825
   7,600    Hollywood Park, Inc.(a)                    116,850
   5,700    IHOP Corp.(a)                              115,425
  22,800    Insight Enterprises Inc.(a)                741,000
   4,000    Insurance Auto Auctions, Inc.(a)            59,500
   2,700    Jo-Ann Stores, Inc.(a)                      33,581
   3,600    K-Swiss Inc.                               113,625
  58,400    Kellwood Co.                             1,284,800
  91,300    Luby's Cafeterias, Inc.                  1,049,950
   3,100    Madden Steven Ltd.(a)                       40,106
  12,200    Men's Wearhouse, Inc.(a)                   262,300
  14,600    Michaels Stores, Inc.(a)                   430,700
  12,000    Mohawk Industries, Inc.(a)                 239,250
  41,700    Musicland Stores Corp.(a)                  364,875
  44,800    OshKosh B'Gosh, Inc.                       715,400
  29,100    Pier 1 Imports, Inc                        196,425
  20,200    Polaris Industries, Inc.                   699,425
  38,100    Pomeroy Computer Resources                 421,481
  26,000    Pre-Paid Legal Services, Inc.(a)         1,023,750
   9,900    Prime Hospitality Corp.(a)                  79,200
   5,500    Quiksilver, Inc.(a)                        100,375
   5,000    Rent-A-Center, Inc.(a)                      93,125
  33,400    Russ Berrie & Co., Inc.                    699,313
   3,800    ShopKo Stores, Inc.                        110,200
   8,900    Shuffle Master, Inc.                        73,425
  43,000    Sonic Automatic, Inc.(a)                   559,000
   3,200    Stein Mart, Inc.(a)                         22,800
   3,800    Stride Rite Corp.                           26,600
  20,700    Tech Data Corp.(a)                         481,922
  27,600    Timberland Co. (Class 'A' Stock)         1,078,125
   1,600    Trans World Entertainment Corp.(a)          20,300
   4,100    Wet Seal, Inc. (Class 'A' Stock)(a)         67,906
  37,000    Zale Corp.                               1,417,562
                                                  ------------
                                                    20,697,488
------------------------------------------------------------
Consumer Staples--3.2%
  26,900    Canandaigua Brands, Inc.
              (Class 'A' Stock)                      1,607,275
  47,500    Herbalife International, Inc.
              (Class 'A' Stock)                        724,375
   3,800    International Multifoods Corp.              87,400
  51,500    Schweitzer-Mauduit International,
              Inc.                                     666,281

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of September 30, 1999
(Unaudited)                             PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Consumer Staples (cont'd.)
  44,100(b) Smithfields Foods, Inc.               $  1,179,675
   7,000    USA Detergents, Inc.                        34,563
   5,900    Worthington Foods, Inc.                     84,812
                                                  ------------
                                                     4,384,381
------------------------------------------------------------
Energy--4.9%
  31,200    Barrett Resources Corp.(a)               1,152,450
  25,200    Cabot Oil & Gas Corp.                      434,700
   8,100    Evergreen Resources, Inc.(a)               194,906
   1,200    Giant Industries, Inc.(a)                   13,950
  10,800    Howell Corp.                                63,450
   5,000    Louis Dreyfus Natural Gas Corp.(a)         107,187
  39,700    Newfield Exploration Co.(a)              1,307,619
   3,000    Northwest Nat. Gas Co.                      77,438
   6,600    Patina Oil & Gas Corp.                      58,575
  19,700    Plains Resources Inc.(a)                   352,137
   1,100    Remington Oil & Gas Corp.(a)                 6,256
  28,400    Seitel, Inc.(a)                            276,900
  13,800    Stone Energy Corp.(a)                      702,075
   8,300    Swift Energy Co.(a)                        104,788
  23,800    Tesoro Petroleum Corp.(a)                  392,700
  68,100(b) UGI Corp.                                1,583,325
                                                  ------------
                                                     6,828,456
------------------------------------------------------------
Finance--17.6%
   8,100    Affiliated Managers Group, Inc.(a)         220,725
  66,100    Allied Capital Corp.                     1,483,119
  90,200    Americredit Corp.                        1,347,362
  57,500    Amerus Life Holdings, Inc.
              (Class 'A' Stock)                      1,218,281
  28,200    Arthur J. Gallagher & Co.                1,501,650
  34,400    Astoria Financial Corp.                  1,057,800
   1,160    Bank United Corp. (Class 'A' Stock)         37,555
  25,200    Colonial BancGroup, Inc.                   281,925
  23,900    Community First Bankshares, Inc.           403,312
  77,400    Cullen/Frost Bankers, Inc.               1,935,000
   3,200    Dain Rauscher Corp.                        156,800
     300    Delphi Financial Group, Inc.(a)              9,056
  33,900    Delta Financial Corp.(a)                   169,500
   2,200    Doral Financial Corp.                       29,425
  35,400    Downey Financial Corp.                     712,425
  75,500    Enhance Financial Services Group,
              Inc.                                $  1,335,406
  49,283    Fidelity National Financial, Inc.          748,486
  93,000    First American Financial Corp.           1,243,875
   3,800    First Midwest Bancorp, Inc.                145,113
  55,500    Fremont General Corp.                      527,250
   7,200    GBC Bancorp                                139,500
  17,700    Hambrecht & Quist Group(a)                 866,194
  59,964    Hudson United Bancorp                    1,847,641
  17,300    IPC Holdings Ltd., ADR (Bermuda)           324,375
   1,400    Metris Companies, Inc.                      41,213
  26,700    Morgan Keegan, Inc.                        455,569
  33,900    People's Bank                              800,887
   4,000    Protective Life Corp.                      116,000
   9,800    Provident Financial Group, Inc.            358,313
  35,000    Radian Group, Inc.                       1,502,812
  10,000    Raymond James Financial, Inc.              199,375
  18,600    Republic Bancorp, Inc.                     215,063
  64,700    Rollins Truck Leasing Corp.                655,087
  31,100    Selective Insurance Group, Inc.            587,012
   8,200    Silicon Valley Bancshares                  197,825
  10,600    TCF Financial Corp.                        302,763
 189,700    World Acceptance Corp.                   1,019,637
   1,800    XTRA Corp.(a)                               71,550
                                                  ------------
                                                    24,264,881
------------------------------------------------------------
Health Care--6.9%
  19,400    Ameripath, Inc.                            162,475
  15,800    Barr Laboratories, Inc.(a)                 501,650
  18,666    Bindley Western Inds Inc.                  267,157
   5,300    Chattem, Inc.(a)                           116,931
   7,300    Cooper Cos., Inc.                          225,388
  18,700    Covance, Inc.(a)                           181,156
   4,200    Diagnostic Products Corp.                  112,613
   3,800    Hanger Orthopedic Group, Inc.(a)            55,100
   8,600    IDEC Pharmaceuticals Corp.(a)              808,669
   5,600    MedImmune, Inc.(a)                         558,075
  11,900    MedQuist, Inc.(a)                          397,906
  12,500    Mentor Corp.                               356,250
   1,600    Meridian Diagnostics, Inc.                  12,800
  63,500    Orthodontic Ctrs. of America,
              Inc.(a)                                1,111,250
     200    Osteotech, Inc.(a)                           2,725
  15,400    Owens & Minor, Inc.                        148,225
   5,300    Pediatrix Medical Group, Inc.(a)            73,538

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of September 30, 1999
(Unaudited)                             PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Health Care (cont'd.)
   2,600    Polymedica Corp.(a)                   $     60,450
  72,200    Prime Medical Services, Inc.(a)            685,900
  20,100    Priority Healthcare Corp.(a)               620,587
  27,900    RehabCare Corp.                            495,225
   3,600    ResMed, Inc.(a)                            119,025
  19,400    Serologicals Corp.                          82,450
   9,700    Sola International, Inc.(a)                150,350
  21,000    Theragenics Corp.(a)                       267,750
  26,800    Universal Health Services, Inc.
              (Class 'B' Stock)(a)                     693,450
  38,200    US Oncology, Inc.(a)                       346,187
   5,300    VISX, Inc.(a)                              419,197
   4,200    Vital Signs, Inc.                           85,575
  12,500    Wesley Jessen VisionCare, Inc.(a)          389,844
  12,000    X-Rite, Inc.                                78,000
                                                  ------------
                                                     9,585,898
------------------------------------------------------------
Technology--21.3%
   3,700    Actel Corp.(a)                              70,300
  30,800    Acxiom Corp.(a)                            605,412
  10,500    Advanced Digital Information Corp.         292,031
   7,000    Advanced Energy Industries, Inc.(a)        216,125
  19,200    Aeroflex, Inc.(a)                          234,000
  22,800    American Management Systems,
              Inc.(a)                                  584,962
  10,500    ANADIGICS, Inc.(a)                         295,313
  22,700    Analysts International Corp.               235,513
   2,600    Anixter International, Inc.(a)              60,450
  34,550(b) Apex, Inc.(a)                              645,653
  18,000    Applied Science & Technology,
              Inc.(a)                                  371,250
  11,500    Ardent Software, Inc.(a)                   309,781
  16,200    Artesyn Technologies, Inc.(a)              307,294
   7,600    ATMI, Inc.(a)                              283,575
   7,300    Brady (W.H.) Co.                           233,600
  11,300    Citrix Systems, Inc.(a)                    699,894
  19,800    Clarify, Inc.(a)                           996,187
  21,300    Computer Horizons Corp.                    247,613
  20,300    Computer Task Group, Inc.                  299,425
   4,800    Comverse Technology, Inc.(a)               452,700
  10,900    Concord Communications, Inc.               433,275
   7,500    Consolidated Graphics, Inc.(a)             315,937
   4,600    Credence Systems Corp.(a)                  206,425
   3,400    Davox Corp.(a)                        $     44,413
  13,400    DII Group, Inc.(a)                         471,512
   9,300    DuPont Photomasks, Inc.(a)                 428,381
   3,800    EMS Technologies, Inc.(a)                   45,600
  28,600    FileNET Corp.(a)                           305,662
  12,600    Galileo Technology Ltd.(a)                 315,000
   8,800    Hadco Corp.(a)                             380,600
  13,500    Harmon Industries, Inc.                    169,594
   8,400    Herman Miller, Inc.                        200,813
   9,200    Hypercom Corp.(a)                           73,600
  24,900    Inacom Corp.(a)                            228,769
  49,300    International Rectifier Corp.(a)           751,825
  16,000    InterVoice-Brite, Inc.(a)                  177,000
   6,100    Kronos Inc. (a)                            223,794
   9,200    Lattice Semiconductor Corp.(a)             273,125
  20,800    Legato Systems, Inc.(a)                    906,750
  59,100    Mail-Well, Inc.                            820,012
  39,700    Mapics, Inc.                               344,894
   8,500    MICROS Systems, Inc.(a)                    344,250
   2,100    MTS Systems Corp.                           21,788
   6,400    Network Solutions, Inc.(a)                 588,000
  30,400    Park Electrochemical Corp.                 999,400
  19,000    Peregrine Systems, Inc.(a)                 774,250
  38,900    Pioneer-Standard Electronics, Inc.         561,619
  18,300    Polycom, Inc.(a)                           872,109
  13,200    Powerwave Technologies, Inc.(a)            636,487
   9,300    Progress Software Corp.(a)                 291,788
  14,500    QLogic Corp.(a)                          1,013,187
   4,000    Rainbow Technologies, Inc.(a)               52,500
   2,400    RWD Technologies, Inc.(a)                   18,900
  55,000    S3 Inc.(a)                                 574,062
  14,000    Sawtek, Inc.(a)                            490,000
  25,600    SIPEX Corp.(a)                             366,400
   2,500    Sterling Software, Inc.(a)                  50,000
   4,000    Structural Dynamics Research
              Corp.(a)                                  60,125
  31,300    Symantec Corp.(a)                        1,125,822
     200    Systems & Computer Technology Corp.          2,513
  42,200    Technitrol, Inc.                         1,487,550
  13,500    Three-Five Systems, Inc.(a)                298,687
   5,100    Transaction Systems Architects,
              Inc.(a)                                  137,381
  10,250    TranSwitch Corp.(a)                        584,250
  10,100    Trimble Navigation Ltd.(a)                 107,944
  36,900    United Stationers, Inc.(a)                 786,431

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of September 30, 1999
(Unaudited)                             PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Technology (cont'd.)
   3,800    Vertex Communications Corp.(a)        $     42,513
   2,400    ViaSat, Inc.(a)                             42,900
  28,700    Whittman-Hart Inc.(a)                    1,113,022
  40,300    Wolverine Tube, Inc.(a)                    624,650
  20,900    Xircom, Inc. (a)                           892,169
                                                  ------------
                                                    29,518,756
------------------------------------------------------------
Utilities--2.7%
  50,900    Energen Corp.                            1,030,725
   4,000    Hawaiian Electric Industries, Inc.         140,750
   4,600    IDACORP, Inc.                              138,575
  27,100    Madison Gas & Electric Co.                 538,613
   8,300    Otter Tail Power Co.                       352,750
  31,300    United Illuminating Co.                  1,514,137
                                                  ------------
                                                     3,715,550
            Total long-term investments
              (cost $149,828,151)                  134,782,548
                                                  ------------
------------------------------------------------------------
Principal
Amount
(000)
SHORT-TERM INVESTMENT--3.6%
Repurchase Agreement
$  4,989    Joint Repurchase Agreement Account,
              5.22%, 10/1/99
              (cost $4,989,000; Note 5)              4,989,000
------------------------------------------------------------
Total Investments--101.1%
            (cost $154,817,151; Note 4)            139,771,548
            Liabilities in excess of
              other assets--(1.1%)                  (1,489,043)
                                                  ------------
            Net Assets--100%                      $138,282,505
                                                  ------------
                                                  ------------

---------------
(a) Non-income producing security.
(b) Security segregated as collateral for futures contracts.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Statement of Assets and Liabilities (Unaudited)
                                         PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1999
Investments, at value (cost $154,817,151)..............................................................      $    139,771,548
Receivable for investments sold........................................................................               409,176
Dividends and interest receivable......................................................................               109,839
Deferred organization expenses and other assets........................................................                98,867
Due from broker - variation margin.....................................................................                38,625
Receivable for Fund shares shold.......................................................................                25,009
                                                                                                             ------------------
   Total assets........................................................................................           140,453,064
                                                                                                             ------------------
Liabilities
Payable for Fund shares reacquired.....................................................................             1,062,765
Payable for investments purchased......................................................................               626,089
Accrued expenses.......................................................................................               316,734
Distribution fees payable..............................................................................                93,629
Management fee payable.................................................................................                71,342
                                                                                                             ------------------
   Total liabilities...................................................................................             2,170,559
                                                                                                             ------------------
Net Assets.............................................................................................      $    138,282,505
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Common stock, at par................................................................................      $         16,990
   Paid-in capital in excess of par....................................................................           197,865,989
                                                                                                             ------------------
                                                                                                                  197,882,979
   Accumulated net investment loss.....................................................................              (437,772)
   Accumulated net realized loss on investments........................................................           (44,000,823)
   Net unrealized depreciation on investments..........................................................           (15,161,879)
                                                                                                             ------------------
Net assets, September 30, 1999.........................................................................      $    138,282,505
                                                                                                             ------------------
                                                                                                             ------------------
Class A:
   Net asset value and redemption price per share
      ($36,912,729 / 4,491,299 shares of common stock issued and outstanding)..........................                 $8.22
   Maximum sales charge (5% of offering price).........................................................                  0.43
                                                                                                             ------------------
   Maximum offering price to public....................................................................                 $8.65
                                                                                                             ------------------
                                                                                                             ------------------
Class B:
   Net asset value, offering price and redemption price per share
      ($88,385,599 / 10,900,546 shares of common stock issued and outstanding).........................                 $8.11
                                                                                                             ------------------
                                                                                                             ------------------
Class C:
   Net asset value and redemption price per share
      ($11,406,713 / 1,406,757 shares of common stock issued and outstanding)..........................                 $8.11
   Sales charge (1% of offering price).................................................................                  0.08
                                                                                                             ------------------
   Offering price to public............................................................................                 $8.19
                                                                                                             ------------------
                                                                                                             ------------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($1,577,464 / 191,064 shares of common stock issued and outstanding).............................                 $8.26
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                Six Months
                                                  Ended
Net Investment Loss                         September 30, 1999
Income
   Dividends.............................      $    987,617
   Interest..............................           147,064
                                            ------------------
   Total income..........................         1,134,681
                                            ------------------
Expenses
   Management fee........................           485,341
   Distribution fee--Class A.............            55,164
   Distribution fee--Class B.............           504,174
   Distribution fee--Class C.............            70,522
   Transfer agent's fees and expenses....           155,000
   Reports to shareholders...............           100,000
   Custodian's fees and expenses.........            60,000
   Registration fees.....................            60,000
   Legal fees and expenses...............            35,000
   Amortization of deferred organization
      expenses...........................            15,667
   Audit fee and expenses................            12,500
   Directors' fees.......................             9,000
   Miscellaneous.........................            10,085
                                            ------------------
      Total expenses.....................         1,572,453
                                            ------------------
Net investment loss......................          (437,772)
                                            ------------------
Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on:
   Investment transactions...............       (18,324,390)
   Financial futures transactions........           573,030
                                            ------------------
                                                (17,751,360)
                                            ------------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments...........................        35,260,153
   Financial futures transactions........          (190,263)
                                            ------------------
                                                 35,069,890
                                            ------------------
Net gain on investments..................        17,318,530
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................      $ 16,880,758
                                            ------------------
                                            ------------------

PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                Six Months
                                   Ended             Year Ended
Increase (Decrease)            September 30,         March 31,
in Net Assets                      1999                 1999
Operations
   Net investment loss.......  $    (437,772)      $     (928,383)
   Net realized loss on
      investments............    (17,751,360)         (26,249,463)
   Net change in unrealized
      appreciation
      (depreciation)
      on investments.........     35,069,890          (77,150,441)
                               -------------    --------------------
   Net increase (decrease) in
      net assets resulting
      from operations........     16,880,758         (104,328,287)
                               -------------    --------------------
   Distributions from net
      realized gains
   Class A...................       --                 (1,145,659)
   Class B...................       --                 (2,301,304)
   Class C...................       --                   (390,070)
   Class Z...................       --                    (87,222)
                               -------------    --------------------
                                    --                 (3,924,255)
                               -------------    --------------------
Fund share transactions (net
   of share conversions)
   (Note 6)
   Net proceeds from shares
      sold...................     10,295,891           70,366,132
   Net asset value of shares
      issued in reinvestment
      of distributions.......       --                  3,790,396
   Cost of shares
      reacquired.............    (56,796,549)        (150,960,828)
                               -------------    --------------------
   Net decrease in net assets
      from Fund share
      transactions...........    (46,500,658)         (76,804,300)
                               -------------    --------------------
Total decrease...............    (29,619,900)        (185,056,842)
Net Assets
Beginning of period..........    167,902,405          352,959,247
                               -------------    --------------------
End of period................  $ 138,282,505       $  167,902,405
                               -------------    --------------------
                               -------------    --------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Notes to Financial Statements (Unaudited)
                                         PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
--------------------------------------------------------------------------------
Prudential Small-Cap Quantum Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 4, 1997. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on August 1, 1997 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on November 10, 1997. The investment objective of the Fund is long-term capital appreciation which is sought by investing primarily in equity securities of small-cap U.S. companies.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange and Nasdaq National Market System securities are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds and U.S. Government securities are valued on the basis of valuations provided by a pricing service or principle market makers. Options traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange, and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.
--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements (Unaudited)
                                         PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
--------------------------------------------------------------------------------
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Organization Expenses: Approximately $154,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of 60 months from the date the Fund commenced investment operations.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of Class A, Class B and Class C shares for the six months ended September 30, 1999.

PIMS has advised the Fund that they received approximately $14,100 and $2,500 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the six months ended September 30, 1999. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PIMS has advised the Fund that for the six months ended September 30, 1999, it received approximately $448,300 and $42,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. The Fund did not borrow any amounts pursuant to either agreement during the six months ended September 30, 1999. The purpose of the agreements are to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended September 30, 1999, the Fund incurred fees of approximately $137,000 for the services of PMFS. As of September 30, 1999, approximately $20,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

For the six months ended September 30, 1999, Prudential Securities Incorporated ('PSI') received approximately $8,200 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended September 30, 1999 were $53,894,198 and $94,727,317, respectively.

The federal income tax basis of the Fund's investments at September 30, 1999 was $155,345,336 and, accordingly, net unrealized depreciation for federal income tax purposes was $15,573,788 (gross unrealized appreciation--$10,794,789; gross unrealized depreciation--$26,368,577).

For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 1999, of $3,890,973 which expires in 2007. Accordingly,
--------------------------------------------------------------------------------
                                       11

Notes to Financial Statements (Unaudited)
                                         PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
--------------------------------------------------------------------------------
no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

During the six months ended September 30, 1999, the Fund entered into financial futures contracts. Details of open contracts at September 30, 1999 are as follows:

                                                    Value at         Value at
  Number of                        Expiration     September 30,       Trade          Unrealized
  Contracts           Type            Date            1999             Date         Depreciation
--------------    -------------    -----------    -------------     ----------     --------------
Long Positions:
5                 Russell 2000      Dec 1999       $ 1,073,750      $1,116,300       $  (42,550)
5                 Russell 2000      Dec 1999         1,073,750       1,117,426          (43,676)
5                 Russell 2000      Dec 1999         1,073,750       1,103,800          (30,050)
                                                                                   --------------
                                                                                     $ (116,276)
                                                                                   --------------
                                                                                   --------------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1999, the Fund has a 0.8% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $4,989,000 principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefore were as follows:

Warburg Dillon Read LLC, 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,077, due 10/1/99. The value of the collateral including accrued interest was $193,802,299.

Bear, Stearns & Co. Inc., 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,077, due 10/1/99. The value of the collateral including accrued interest was $194,200,266.

Morgan (J.P.) Securities, Inc., 5.25%, in the principal amount of $190,000,000, repurchase price $190,027,708, due 10/1/99. The value of the collateral including accrued interest was $193,800,121.

Goldman, Sachs & Co., 4.75%, in the principal amount of $88,875,000, repurchase price $88,886,726, due 10/1/99. The value of the collateral including accrued interest was $90,653,200.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 500 million authorized shares.

Transactions in shares of common stock were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------   ------------
Six months ended September 30, 1999:
Shares sold..........................     855,627   $  7,150,558
Shares issued in reinvestment of
  distributions......................      --            --
Shares reacquired....................  (2,662,569)   (21,935,778)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................  (1,806,942)   (14,785,220)
Shares issued upon conversion from
  Class B............................      16,778        141,285
                                       ----------   ------------
Net decrease in shares outstanding...  (1,790,164)  $(14,643,935)
                                       ----------   ------------
                                       ----------   ------------
Year ended March 31, 1999:
Shares sold..........................   2,696,758   $ 25,459,881
Shares issued in reinvestment of
  distributions......................     133,662      1,122,758
Shares reacquired....................  (7,130,641)   (63,483,930)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................  (4,300,221)   (36,901,291)
Shares issued upon conversion from
  Class B............................      25,488        213,899
                                       ----------   ------------
Net decrease in shares outstanding...  (4,274,733)  $(36,687,392)
                                       ----------   ------------
                                       ----------   ------------
Class B
-------------------------------------
Six months ended September 30, 1999:
Shares sold..........................     249,178   $  2,022,657
Shares issued in reinvestment of
  distributions......................      --            --
Shares reacquired....................  (3,186,788)   (25,772,385)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................  (2,937,610)   (23,749,728)
Shares reacquired upon conversion
  into Class A.......................     (16,981)      (141,285)
                                       ----------   ------------
Net decrease in shares outstanding...  (2,954,591)  $(23,891,013)
                                       ----------   ------------
                                       ----------   ------------

--------------------------------------------------------------------------------
                                       12

Notes to Financial Statements (Unaudited)
                                         PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
--------------------------------------------------------------------------------

Class B                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended March 31, 1999:
Shares sold..........................   3,544,591   $ 33,771,230
Shares issued in reinvestment of
  distributions......................     264,099      2,202,587
Shares reacquired....................  (7,920,628)   (67,279,455)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................  (4,111,938)   (31,305,638)
Shares reacquired upon conversion
  into Class A.......................     (25,646)      (213,899)
                                       ----------   ------------
Net decrease in shares outstanding...  (4,137,584)  $(31,519,537)
                                       ----------   ------------
                                       ----------   ------------
Class C
-------------------------------------
Six months ended September 30, 1999:
Shares sold..........................      44,744   $    374,003
Shares issued in reinvestment of
  distributions......................      --            --
Shares reacquired....................    (667,123)    (5,349,997)
                                       ----------   ------------
Net decrease in shares outstanding...    (622,379)  $ (4,975,994)
                                       ----------   ------------
                                       ----------   ------------
Year ended March 31, 1999:
Shares sold..........................     477,990   $  4,468,986
Shares issued in reinvestment of
  distributions......................      45,585        380,178
Shares reacquired....................  (1,845,359)   (15,689,617)
                                       ----------   ------------
Net decrease in shares outstanding...  (1,321,784)  $(10,840,453)
                                       ----------   ------------
                                       ----------   ------------
Class Z
-------------------------------------
Six months ended September 30, 1999:
Shares sold..........................      90,565   $    748,673
Shares issued in reinvestment of
  distributions......................      --            --
Shares reacquired....................    (451,616)    (3,738,389)
                                       ----------   ------------
Net decrease in shares outstanding...    (361,051)  $ (2,989,716)
                                       ----------   ------------
                                       ----------   ------------
Year ended March 31, 1999:
Shares sold..........................     703,945   $  6,666,035
Shares issued in reinvestment of
  distributions......................      10,080         84,873
Shares reacquired....................    (530,522)    (4,507,826)
                                       ----------   ------------
Net increase in shares outstanding...     183,503   $  2,243,082
                                       ----------   ------------
                                       ----------   ------------

--------------------------------------------------------------------------------
                                       13

Financial Highlights (Unaudited)         PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
--------------------------------------------------------------------------------

                                                                             Class A                           Class B
                                                          ---------------------------------------------     -------------
                                                                                           November 10,
                                                           Six Months          Year          1997(a)         Six Months
                                                              Ended           Ended          Through            Ended
                                                          September 30,     March 31,       March 31,       September 30,
                                                             1999(d)           1999            1998            1999(d)
                                                          -------------     ----------     ------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................      $  7.44         $  10.95        $  10.00         $    7.37
                                                              ------        ----------     ------------     -------------
Income from investment operations
Net investment income (loss)...........................           --              .03             .02              (.03)
Net realized and unrealized gain (loss) on investment
   transactions........................................          .78            (3.41)            .94               .77
                                                              ------        ----------     ------------     -------------
   Total from investment operations....................          .78            (3.38)            .96               .74
                                                              ------        ----------     ------------     -------------
Less distributions
Distributions in excess of net investment income.......           --               --            (.01)               --
Distributions from net realized gains..................           --             (.13)             --                --
                                                              ------        ----------     ------------     -------------
Net asset value, end of period.........................      $  8.22         $   7.44        $  10.95         $    8.11
                                                              ------        ----------     ------------     -------------
                                                              ------        ----------     ------------     -------------
TOTAL RETURN(c):.......................................        10.48%          (31.00)%          9.60%            10.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................      $36,913         $ 46,736        $115,621         $  88,386
Average net assets (000)...............................      $44,010         $ 82,332        $106,453         $ 100,559
Ratios to average net assets:
   Expenses, including distribution fees...............         1.42%(b)         1.26%           1.22%(b)          2.17%(b)
   Expenses, excluding distribution fees...............         1.17%(b)         1.01%           0.97%(b)          1.17%(b)
   Net investment income (loss)........................         (.01)%(b)         .16%            .47%(b)          (.76)%(b)
Portfolio turnover rate................................           35%             106%             39%               35%


                                                                        November 10,
                                                            Year          1997(a)
                                                           Ended          Through
                                                         March 31,       March 31,
                                                            1999            1998
                                                         ----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................   $  10.93        $  10.00
                                                         ----------     ------------
Income from investment operations
Net investment income (loss)...........................       (.06)           (.01)
Net realized and unrealized gain (loss) on investment
   transactions........................................      (3.37)            .94
                                                         ----------     ------------
   Total from investment operations....................      (3.43)            .93
                                                         ----------     ------------
Less distributions
Distributions in excess of net investment income.......         --              --
Distributions from net realized gains..................       (.13)             --
                                                         ----------     ------------
Net asset value, end of period.........................   $   7.37        $  10.93
                                                         ----------     ------------
                                                         ----------     ------------
TOTAL RETURN(c):.......................................     (31.61)%          9.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................   $102,094        $196,671
Average net assets (000)...............................   $158,085        $170,484
Ratios to average net assets:
   Expenses, including distribution fees...............       2.01%           1.97%(b)
   Expenses, excluding distribution fees...............       1.01%           0.97%(b)
   Net investment income (loss)........................       (.58)%          (.29)%(b)
Portfolio turnover rate................................        106%             39%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Financial Highlights (Unaudited)         PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
--------------------------------------------------------------------------------

                                                                             Class C                           Class Z
                                                          ---------------------------------------------     -------------
                                                                                           November 10,
                                                           Six Months          Year          1997(a)         Six Months
                                                              Ended           Ended          Through            Ended
                                                          September 30,     March 31,       March 31,       September 30,
                                                             1999(d)           1999            1998            1999(d)
                                                          -------------     ----------     ------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................      $  7.37         $  10.93        $  10.00          $  7.46
                                                              ------        ----------         ------            -----
Income from investment operations
Net investment income (loss)...........................         (.03)            (.08)           (.01)             .01
Net realized and unrealized gain (loss) on investment
   transactions........................................          .77            (3.35)            .94              .79
                                                              ------        ----------         ------            -----
   Total from investment operations....................          .74            (3.43)            .93              .80
                                                              ------        ----------         ------            -----
Less distributions
Distributions in excess of net investment income.......           --               --              --               --
Distributions from net realized gains..................           --             (.13)             --               --
                                                              ------        ----------         ------            -----
Net asset value, end of period.........................      $  8.11         $   7.37        $  10.93          $  8.26
                                                              ------        ----------         ------            -----
                                                              ------        ----------         ------            -----
TOTAL RETURN(c):.......................................        10.19%          (31.61)%          9.31%           10.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................      $11,407         $ 14,951        $ 36,628          $ 1,577
Average net assets (000)...............................      $14,066         $ 27,182        $ 34,000          $ 2,703
Ratios to average net assets:
   Expenses, including distribution fees...............         2.17%(b)         2.01%           1.97%(b)         1.17%(b)
   Expenses, excluding distribution fees...............         1.17%(b)         1.01%           0.97%(b)         1.17%(b)
   Net investment income (loss)........................         (.76)%(b)        (.59)%          (.29)%(b)         .27%(b)
Portfolio turnover rate................................           35%             106%             39%              35%

                                                                        November 10,
                                                            Year          1997(a)
                                                           Ended          Through
                                                         March 31,       March 31,
                                                            1999            1998
                                                         ----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $10.96          $10.00
                                                            -----           -----
Income from investment operations
Net investment income (loss)...........................       .05             .02
Net realized and unrealized gain (loss) on investment
   transactions........................................     (3.42)            .95
                                                            -----           -----
   Total from investment operations....................     (3.37)            .97
                                                            -----           -----
Less distributions
Distributions in excess of net investment income.......        --            (.01)
Distributions from net realized gains..................      (.13)             --
                                                            -----           -----
Net asset value, end of period.........................    $ 7.46          $10.96
                                                            -----           -----
                                                            -----           -----
TOTAL RETURN(c):.......................................    (30.88)%          9.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................    $4,121          $4,039
Average net assets (000)...............................    $5,315          $2,709
Ratios to average net assets:
   Expenses, including distribution fees...............      1.01%           0.97%(b)
   Expenses, excluding distribution fees...............      1.01%           0.97%(b)
   Net investment income (loss)........................       .43%            .51%(b)
Portfolio turnover rate................................       106%             39%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of September 30, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

 BULK RATE
U.S. POSTAGE
   PAID
Permit 6807
New York, NY

Class       NASDAQ        Cusip
  A         PQVAX       74436N108
  B         PQVBX       74436N207
  C         PQVCX       74436N306
  Z          --         74436N405       MF176E2